Almost Family, Inc. Steve Guenthner (502) 891-1000	The Ruth Group Investor Relations Stephanie Carrington / Jared Hoffman (646) 536-7017 / 7013 scarrington@theruthgroup.com jhoffman@theruthgroup.com

Almost Family Reports Record First Quarter 2008 Revenues and Earnings

First Quarter Highlights:

•	Net service revenues increased 23% to $39.0 million
•	Visiting Nurse segment net revenues rose 30% to $29.8 million
•	Net income from continuing operations increased 41% to $2.6 million
•	GAAP diluted EPS increased 47% to $0.44 per diluted share
•	Expanded Florida presence with $16 million acquisition of Apex Home Healthcare Services, LLC in March 2008
•	Closed common stock offering of 2,250,000 shares in April 2008 for net proceeds of $37.3 million

Louisville, KY, May 6, 2008 - Almost Family, Inc. (Nasdaq: AFAM), a leading regional provider of home health nursing services, announced today its financial results for its first quarter 2008 ended March 31, 2008.

William B. Yarmuth, Chairman and CEO, commented, “Our record first quarter results reflected approximately 17% organic revenue growth and a full quarter contribution from the Quality of Life acquisition completed in October 2007. At the end of the quarter, we acquired Apex Home Healthcare that expanded our presence in Northeast Florida and increased our annual net revenues run rate to over $150 million. With the stock offering completed in April 2008, we have approximately $50 million in cash and available borrowings to fund our growth strategy within the highly fragmented home health agency business.”

First Quarter Financial Results

Almost Family reported first quarter 2008 net service revenues of $39.0 million, a 23% increase from $31.8 million in the first quarter of 2007. Operating income for the first quarter of 2008 increased to 11% of net service revenues versus 10% for the first quarter of 2007.

Net income from continuing operations for the first quarter of 2008 was $2.6 million, or $0.45 per diluted share, compared to $1.8 million, or $0.33 per diluted share, in the first quarter of 2007.

Almost Family Reports Record First Quarter 2008 Revenues and Earnings
Page 2	May 6, 2008

Net income for the first quarter of 2008 was $2.5 million, or $0.44 per diluted share, compared to $1.7 million, or $0.30 per diluted share, in the first quarter of 2007. Net income was net of the loss from discontinued operations, net of taxes, of ($44,000) and ($159,000) for the first quarters of 2008 and 2007, respectively. The weighted average shares outstanding for purposes of calculating diluted earnings per share increased 2% between periods.

First Quarter Segment Results

Net revenues in the Visiting Nurse (VN) segment for the first quarter of 2008 were $29.8 million, a 30% increase from $23.0 million in the first quarter of 2007. The $6.8 million increase came from a combination of organic growth of $3.8 million and acquired operations of $3.0 million. The first quarter 2008 results included a full quarter of results from the Quality of Life acquisition completed in October 2007 and five days of results from the Apex Home Healthcare acquisition completed in March 2008. Total Medicare episodes for the first quarter 2008 were 10,354, a 27% increase from 8,136 in 2007. Operating income before corporate expense in the VN segment for the first quarter 2008 was $5.9 million, a 30% increase from $4.5 million in the first quarter 2007.

Net revenues in the Personal Care (PC) segment for the first quarter of 2008 were $9.2 million, a 5% increase from $8.7 million in the first quarter of 2007. Operating income before corporate expense in the PC segment for the first quarter of 2008 was $741,000, a 12% increase from $661,000 in the first quarter of 2007.

Recent Corporate Developments

On March 27, 2008, Almost Family acquired the assets of Apex Home Healthcare Services, LLC, a Medicare-certified home health agency with operations in Jacksonville and Ormond Beach, FL, for a total purchase price of $16 million.

On April 16, 2008, Almost Family completed a common stock offering of 2,250,000 shares at $17.75 per share, which generated net proceeds of $37.3 million. The diluted shares outstanding following the offering are 7,949,506.

Conference Call

A conference call to review the results will begin today at 9:00 a.m. ET and will be hosted by William Yarmuth, President and Chief Executive Officer, and Steve Guenthner, Senior Vice President and Chief Financial Officer. To participate in the conference call, please dial1-877-407-0789 (USA) or 1-201-689-8562 (International). In addition, a dial-up replay of the conference call will be available beginning today at 11:00 a.m. ET and ending on May 20, 2008. The replay telephone number is 1-877-660-6853 (USA) or 1-201-612-7415 (International) along with the account number 3055 and conference ID 283577.

A live web cast of the call will also be available from the Investor Relations section on the corporate web site at http://www.almostfamily.com. A web cast replay can be accessed on the corporate web site beginning May 6, 2008 at approximately 12:00 p.m. ET and will remain available until June 6, 2008.

Almost Family Reports Record First Quarter 2008 Revenues and Earnings
Page 3	May 6, 2008

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three months ended March 31,
	2008	2007
Net service revenues	$39,026,953	$31,773,178
Cost of service revenue	18,622,074	15,437,537
Gross margin	20,404,879	16,335,641
General and administrative expenses
Salaries and benefits	10,552,408	8,845,851
Other	5,403,525	4,269,487
Total general and administrative expenses:	15,955,933	13,115,338
Operating income	4,448,946	3,220,303
Interest income (expense), net	(208,001)	(255,708)
Income from continuing operations before income taxes	4,240,945	2,964,595
Income tax expense	(1,666,335)	(1,139,313)
Net income from continuing operations	2,574,610	1,825,282
Discontinued operations, net of tax of $28,283 and $99,110	(43,684)	(158,990)
Net income	$2,530,926	$1,666,292

Per share amounts-basic:
Average shares outstanding	5,541,599	5,400,508
Income from continuing operations	$0.46	$0.34
Loss from discontinued operations	(0.01)	(0.03)
Net income	$0.45	$0.31

Per share amounts-diluted:
Average shares outstanding	5,699,506	5,601,807
Income from continuing operations	$0.45	$0.33
Loss from discontinued operations	(0.01)	(0.03)
Net income	$0.44	$0.30

Almost Family Reports Record First Quarter 2008 Revenues and Earnings
Page 4	May 6, 2008

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

ASSETS	March 31, 2008 (UNAUDITED)	December 31, 2007
CURRENT ASSETS:
Cash and cash equivalents	$305,109	$473,222
Accounts receivable - net	24,583,809	16,965,316
Prepaid expenses and other current assets	1,081,972	1,203,454
Deferred tax assets	1,884,354	1,829,895
TOTAL CURRENT ASSETS	27,855,244	20,471,887

PROPERTY AND EQUIPMENT - NET	1,877,900	1,458,844

GOODWILL AND OTHER INTANGIBLE ASSETS	58,785,915	45,155,300

OTHER ASSETS	274,974	274,359
TOTAL ASSETS	$88,794,033	$67,360,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,179,360	$3,943,555
Accrued other liabilities	7,676,347	10,369,346
Current portion - capital leases and notes payable	625,353	653,891
TOTAL CURRENT LIABILITIES	11,481,060	14,966,792

LONG-TERM LIABILITIES:
Revolving credit facility	30,215,538	12,386,783
Notes payable	7,000,000	4,000,000
Long term deferred tax liabilities	1,195,131	776,672
Other liabilities	403,423	388,230
TOTAL LONG-TERM LIABILITIES	38,814,092	17,551,685
TOTAL LIABILITIES	50,295,152	32,518,477

STOCKHOLDERS’ EQUITY:
Preferred stock, par value $0.05; authorized 2,000,000 shares; none issued or outstanding	-	-
Common stock, par value $0.10; authorized 10,000,000 shares; 7,886,188 and 7,808,819 issued and outstanding	788,619	780,882
Treasury stock, at cost, 2,276,898 shares	(8,877,641)	(8,877,641)
Additional paid-in capital	31,316,976	30,198,671
Retained earnings	15,270,927	12,740,001
TOTAL STOCKHOLDERS’ EQUITY	38,498,881	34,841,913
	$88,794,033	$67,360,390

Almost Family Reports Record First Quarter 2008 Revenues and Earnings
Page 5	May 6, 2008

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three months ended March
	2008	2007
Cash flows from operating activities:
Net income	$2,530,926	$1,666,292
Loss from discontinued operations	(43,684)	(158,990)
Income from continuing operations	2,574,610	1,825,282
Adjustments to reconcile income from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	305,882	210,718
Provision for uncollectible accounts	675,964	273,923
Stock-based compensation	126,042	71,874
Deferred income taxes	364,000	355,771
	4,046,498	2,737,568

Change in certain net assets, net of the effects of acquisitions:
(Increase) decrease in:
Accounts receivable	(5,813,894)	(1,703,712)
Prepaids expenses and other current assets	167,536	313,874
Other assets	(615)	(12,331)
Increase (decrease) in:
Accounts payable and accrued expenses	(1,852,733)	142,063
Net cash provided by (used in) operating activities	(3,453,209)	1,477,462

Cash flows from investing activities:
Capital expenditures	(91,267)	(163,977)
Acquisitions, net of cash acquired	(14,380,170)	(520,805)
Net cash used in investing activities	(14,471,437)	(684,782)

Cash flows from financing activities:
Net revolving credit facility repayments	17,827,817	(443,764)
Proceeds from stock option exercises	-	101,947
Purchase of common stock in connection with option exercises	-	(3,804,883)
Tax benefit from non-qualified stock option exercises	-	677,954
Principal payments on capital leases and notes payable	(27,600)	(857,236)
Net cash provided by (used in) financing activities	17,800,217	(4,325,982)

Cash flows from discontinued operations:
Operating activities	(43,684)	(158,990)
Investing activities	-	-
Financing activities	-	-
Net cash used in discontinued operations	(43,684)	(158,990)

Net increase (decrease) in cash and cash equivalents	(168,113)	(3,692,291)
Cash and cash equivalents at beginning of period	473,222	4,125,592
Cash and cash equivalents at end of period	$305,109	$433,301

Summary of non-cash investing and financing activities:
Acquisitions funded by notes payable	$3,000,000	$-
Acquisitions funded by stock	$1,000,000	$-

Almost Family Reports Record First Quarter 2008 Revenues and Earnings
Page 6	May 6, 2008

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS

Three months ended March 31, 2008 compared with three months ended March 31, 2007
	2008		2007		Change
Consolidated	Amount	% Rev	Amount	% Rev	Amount	%
Net revenues:
Visiting Nurse	$29,838,258	76.5%	$23,048,118	72.5%	$6,790,140	29.5%
Personal Care	9,188,695	23.5%	8,725,060	27.5%	463,635	5.3%
	$39,026,953	100.0%	$31,773,178	100.0%	$7,253,775	22.8%
Operating income before corporate expense
Visiting Nurse	$5,881,460	19.7%	$4,526,285	19.6%	$1,355,175	29.9%
Personal Care	741,494	8.1%	661,374	7.6%	80,120	12.1%
	6,622,954	17.0%	5,187,659	16.3%	1,435,295	27.7%
Corporate expense	2,174,008	5.6%	1,967,356	6.2%	206,652	10.5%
Income before interest expense and income taxes	4,448,946	11.4%	3,220,303	10.1%	1,228,643	38.2%
Interest (income) expense	208,001	0.5%	255,708	0.8%	(47,707)	-18.7%
Income taxes	1,666,335	4.3%	1,139,313	3.6%	527,022	46.3%
Net income from continuing operations	$2,574,610	6.6%	$1,825,282	5.7%	$749,328	41.1%

EBITDA from continuing operations	$4,880,870	12.5%	$3,502,895	11.0%	$1,377,975	39.3%

Almost Family Reports Record First Quarter 2008 Revenues and Earnings
Page 7	May 6, 2008

ALMOST FAMILY, INC. AND SUBSIDIARIES
VISITING NURSE SEGMENT OPERATING METRICS

	Three months ended March 31,
	2008 Amount	2007 Amount	Change Amount	%

Average number of locations	55	47	8	17.0%

All payors:
Admissions	8,410	7,505	905	12.1%
Billable visits	187,340	143,539	43,801	30.5%

Medicare statistics:
Revenue	$27,975,699	21,557,588	6,418,111	29.8%
Percentage of total revenues	93.8%	93.5%
Billable visits	170,405	130,660	39,745	30.4%
Admissions	7,585	6,806	779	11.4%
Episodes	10,354	8,136	2,218	27.3%

Revenue per episode	$2,702	$2,650	$52	2.0%
Visits per episode	16.45	16.06	0.39	2.4%

ALMOST FAMILY, INC. AND SUBSIDIARIES
PERSONAL CARE SEGMENT OPERATING METRICS

	Three months ended March 31, 2008
	2008	2007	Change
	Amount	Amount	Amount	%
Average number of locations	23	23	-	-%

Admissions	877	962	(85)	-8.8%
Patient months of care	10,587	10,143	444	4.4%
Patient days of care	132,585	126,523	6,062	4.8%
Billable hours	516,699	500,961	15,738	3.1%
Revenue per billable hour	$17.78	$17.42	$0.36	2.1%

Almost Family Reports Record First Quarter 2008 Revenues and Earnings
Page 8	May 6, 2008

Non-GAAP Financial Measure
The information provided in the tables in this release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. In accordance with SEC rules, the Company has provided, in the supplemental information and the footnotes to the tables, a reconciliation of those measures to the most directly comparable GAAP measures.

EBITDA:
EBITDA is defined as income before depreciation and amortization, net interest expense and income taxes. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America. It should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with generally accepted accounting principles. The items excluded from EBITDA are significant components in understanding and evaluating financial performance and liquidity. Management routinely calculates and communicates EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within our industry to evaluate performance, measure leverage capacity and debt service ability, and to estimate current or prospective enterprise value. EBITDA is also used in measurements of borrowing availability and certain covenants contained in our credit agreement.

The following table sets forth a reconciliation of Continuing Operations Net Income to EBITDA:

	Quarter Ended March 31,
	2008	2007
Net income from continuing operations	$2,574,610	$1,825,282
Add back:
Interest expense (income)	208,001	255,708
Income taxes	1,666,335	1,139,313
Depreciation & amortization	305,882	210,718
Amortization of stock-based compensation	126,042	71,874

Earnings before interest, income taxes, depreciation and amortization (EBITDA)	$4,880,870	$3,502,895

About Almost Family
Almost Family, Inc., founded in 1976, is a leading regional provider of home health nursing services, with branch locations in Florida, Kentucky, Ohio, Connecticut, Massachusetts, Missouri, Alabama, Illinois and Indiana (in order of revenue significance). Almost Family, Inc. and its subsidiaries operate a Medicare-certified segment and a personal care segment. Altogether, Almost Family operates 81 branch locations in nine U.S. states.

Almost Family Reports Record First Quarter 2008 Revenues and Earnings
Page 9	May 6, 2008

Forward Looking Statements
All statements, other than statements of historical facts, included in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," estimate," "project," anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. These forward-looking statements are based on the Company's current plans, expectations and projections about future events.

Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties which could cause actual results to differ materially include: regulatory approvals or third party consents may not be obtained, the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare reimbursement for home health services and to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; changes in our relationships with referral sources; the ability of the Company to integrate acquired operations; government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; changes in laws and interpretations of laws relating to the healthcare industry; and the Company’s self-insurance risks. For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the year ended December 31, 2007, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk Factors.” The Company undertakes no obligation to update or revise its forward-looking statements.